UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2007

_______________________

CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02 Results of Operations and Financial Condition.

On February 20, 2007, CryoLife, Inc. (“CryoLife” or the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2006. CryoLife hereby incorporates by reference herein the information set forth in its Press Release dated February 20, 2007, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and it shall not create any implication that the affairs of CryoLife have continued unchanged since such date.

The information provided pursuant to this Item 2.02 is to be considered “furnished” pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of CryoLife’s reports or filings with the Securities and Exchange Commission (“SEC”), whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Except for the historical information contained in this report, the statements made by CryoLife are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the press release.  Please refer to the last paragraph of the press release for further discussion about forward-looking statements. For further information on risk factors, please refer to “Risk Factors” contained in CryoLife’s Form 10-K for the year ended December 31, 2005, as filed with the SEC, and any subsequent SEC filings. CryoLife disclaims any obligation or duty to update or modify these forward-looking statements.

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Awards Pursuant to the 2006 Performance-Based Bonus Plan

On February 13, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of CryoLife approved an aggregate bonus award of approximately $880,000 and 68,455 shares of Company common stock for the Company’s corporate officers, including its executive officers, pursuant to the Company’s 2006 Performance-Based Bonus Plan. The awards for the Company’s executive officers were as follows:

•
Steven G. Anderson, Chairman, President and Chief Executive Officer: $59,774 and 4,650 shares of common stock for the Company’s revenue performance from products and services, $185,992 and 14,470 shares of common stock for the Company’s net income performance after adjustment for stock compensation expense, $54,006 and 4,200 shares of common stock based on Mr. Anderson’s personal performance rating, and an additional $54,006 and 4,200 shares of common stock for the Company’s net income performance beyond that contemplated in the primary portion of the 2006 Performance-Based Bonus Plan.

•
D. Ashley Lee, Executive Vice President, Chief Operating Officer, and Chief Financial Officer: $33,872 and 2,635 shares of common stock for the Company’s revenue performance from products and services, $105,402 and 8,199 shares of common stock for the Company’s net income performance, $30,603 and 2,380 shares of common stock based on Mr. Lee’s personal performance rating, and an additional $30,603 and 2,380 shares of common stock for the Company’s net income performance beyond that contemplated in the primary portion of the 2006 Performance-Based Bonus Plan.

•
Albert E. Heacox, Ph.D., Senior Vice President, Research and Development: $15,434 and 1,202 shares of common stock for the Company’s revenue performance from products and services, $48,052 and 3,737 shares of common stock for the Company’s net income performance, $12,560 and 976 shares of common stock based on Dr. Heacox’s personal performance rating, and an additional $23,915 and 1,860 shares of common stock for the Company’s net income performance beyond that contemplated in the primary portion of the 2006 Performance-Based Bonus Plan.

•
Gerald B. Seery, Senior Vice President, Sales and Marketing: $28,421 and 2,210 shares of common stock for the Company’s net income performance after adjustment for stock compensation expense, and an additional $22,503 and 1,750 shares of common stock for the Company’s net income performance beyond that contemplated in the primary portion of the 2006 Performance-Based Bonus Plan.

•
David M. Fronk, Vice President, Regulatory Affairs and Quality Assurance: $11,955 and 930 shares of common stock for the Company’s revenue performance from products and services, $37,199 and 2,894 shares of common stock for the Company’s net income performance after adjustment for stock compensation expense, $10,261 and 798 shares of common stock based on Mr. Fronk’s personal performance rating, and an additional $21,602 and 1,680 shares of common stock for the Company’s net income performance beyond that contemplated in the primary portion of the 2006 Performance-Based Bonus Plan.

All common shares were issued on February 15, 2007 and are unrestricted shares of CryoLife common stock, valued at $8.57 per share, which was the closing price of the common stock on the New York Stock Exchange (“NYSE”) on February 13, 2007.

Adoption of the CryoLife, Inc. 2007 Executive Incentive Plan

On February 13, 2007, the Compensation Committee recommended to the Board for approval the CryoLife, Inc. 2007 Executive Incentive Plan (the “Plan”), which was subsequently adopted by the Board of Directors on February 14, 2007. The Plan became effective on February 14, 2007.

The purpose of the Plan is to reward key management personnel for outstanding performance in the service of the Company. The material terms of the Plan are as follows:

•
the total number of shares of Company common stock that may be awarded under the Plan shall not exceed 200,000 shares, subject to adjustment pursuant a recapitalization event, and no participant may receive a bonus in excess of $1.5 million in any fiscal year;

•	all shares issued under the Plan will be issued pursuant to the Company’s 2004 Employee Stock Incentive Plan;

•	the Committee is charged with the Plan’s implementation, administration, and interpretation;

•
the participants in the Plan for each fiscal year will be designated by the Committee from Company employees. Once designated as a Plan participant, the Committee may remove a participant with or without cause at any time prior to the payment of the bonus, and the participant will not be entitled to any bonus following his or her removal as a participant;

•	the bonus that a participant may earn will be based on one or more of the following:

o	Company revenues, adjusted in the Committee’s discretion;

o	Company net earnings, adjusted in the Committee’s discretion;

o	the participant’s personal performance; and

o	any other performance criteria designated by the Committee;

•	the Company will determine and pay the amount of any bonus earned by any participant within 75 days following fiscal year-end;

•
unless otherwise determined by the Committee, the bonus will be payable 70% in cash and 30% in unrestricted shares of common stock, valued at the closing price of the common stock on the New York Stock Exchange on the date the bonus is approved by the Committee;

•
to the extent provided by the Committee, participants will also have the opportunity to receive an additional bonus above and beyond the bonus describe above should the Company achieve additional adjusted net income goals for a fiscal year;

•
within 75 days following a change of control, as defined in the Plan, participants will be paid a pro-rated cash bonus pursuant to a formula set forth in the Plan based on Company performance during the fiscal year prior to the change of control;

•
at the discretion of the Committee, awards under the Plan are subject to repayment in the event of a significant restatement of financial results with respect to any portion of the bonus that would not have been paid based on the restated financial results;

•	the Committee may, in its discretion, reduce the amount of any award or bonus payable pursuant to the Plan or determine not to pay any award or bonus at any time prior to payment; and

•	the Plan may be amended or terminated by the Board of Directors at any time; however, the Plan will terminate in accordance with its terms on December 31, 2011.

Grants Pursuant to the CryoLife, Inc. 2007 Executive Incentive Plan

On February 13, 2007, the Compensation Committee approved, contingent on Board approval of the Plan, grants under the Plan to specified participants, including the executive officers. The range of potential bonuses for the participants varies. Subject to meeting performance thresholds, CryoLife executive officers may earn bonuses as follows:

•
up to 39.7% of base salary, with a target of 24%, for Messrs. Anderson and Lee, up to 23.1% of base salary, with a target of 14% for Dr. Heacox, up to 17.4% of base salary, with a target of 10.5% for Mr. Seery and up to 19.8% of base salary, with a target of 12%, for Mr. Fronk, based on the Company’s adjusted net income for 2007. Adjusted net income excludes interest expense, interest income, stock compensation, other than stock compensation related to the 2007 Executive Incentive Plan, changes in the value of the derivative related to the Company’s preferred stock, other income and expense, and amortization associated with intangibles recorded in connection with the previously announced exchange and service agreement with Regeneration Technologies, Inc. and related parties, if any. A minimum threshold is required to be met before any bonus may be earned under this measure;

•
up to 36% of base salary, with a target of 24%, for Messrs. Anderson and Lee, up to 21% of base salary, with a target of 14%, for Dr. Heacox, up to 26.3% of base salary, with a target of 17.5%, for Mr. Seery and up to 18% of base salary, with a target of 12%, for Mr. Fronk, based on the Company’s annual revenues from the sale of products and services. Annual revenues for bonus purposes consists solely of revenues from cardiac and vascular allograft tissue processing, BioGlue and CardioWrap. A minimum threshold is required to be met before any bonus may be earned under this measure; and

•
up to 15% of base salary, with a target of 12%, for Messrs. Anderson and Lee, up to 8.8% of base salary, with a target of 7%, for Dr. Heacox and Mr. Seery and up to 7.5% of base salary, with a target of 6%, for Mr. Fronk, based on personal performance. In considering personal performance, the Committee will consider the recommendations of management as well as its own subjective determination.

Subject to meeting minimum performance thresholds, the executive officers may earn bonuses as follows:

•	Mr. Anderson, from 36% to 91% of base salary, with the target level set at 60%;

•	Mr. Lee, from 36% to 91% of base salary, with the target level set at 60%;

•	Dr. Heacox, from 21% to 53% of base salary, with the target level set at 35%.

•	Mr. Seery, from 21% to 52% of base salary, with the target level set at 35%; and

•	Mr. Fronk, from 18% to 45% of base salary, with the target level set at 30%.

Pursuant to the terms of the Plan, unless otherwise determined by the Committee, the bonus will be payable 70% in cash and 30% in unrestricted shares of common stock, valued at the closing price of the common stock on the New York Stock Exchange on the date the bonus is approved by the Committee.

Additional performance bonuses of up to 20% of the participants’ base salaries may be earned if specified adjusted net earnings targets, calculated as described above, are reached which reflect performance improvements beyond that contemplated in the primary bonus plan.

Discontinuance of Mr. Seery’s Quarterly Bonus

In 2006, Mr. Seery received a quarterly bonus plus consisting of .5% of the net increase in fiscal 2006 Company quarterly revenues over fiscal 2005 Company quarterly revenues. Because Mr. Seery received this revenue-based bonus, Mr. Seery did not participate in the revenue-based or personal performance components of the 2006 Performance-Based Bonus Plan. However, Mr. Seery’s quarterly bonus was terminated by the Committee on February 13, 2007, effective January 1, 2007, and, as a result, Mr. Seery will participate fully in the 2007 Executive Incentive Plan.

Option and Restricted Stock Grants to Certain Executive Officers

On February 14, 2007, the Company’s Compensation Committee granted stock options and restricted stock under the Company’s 1998 Long-Term Incentive Plan and 2004 Employee Stock Incentive Plan to certain executive officers, as follows:

•	Steven G. Anderson: stock options to purchase 63,750 shares of CryoLife common stock and 10,625 shares of restricted CryoLife common stock;

•	D. Ashley Lee: stock options to purchase 37,500 shares of CryoLife common stock and 6,250 shares of restricted CryoLife common stock;

•	Albert E. Heacox, Ph.D.: stock options to purchase 22,500 shares of CryoLife common stock and 3,750 shares of restricted CryoLife common stock;

•	Gerald B. Seery: stock options to purchase 22,500 shares of CryoLife common stock and 3,750 shares of restricted CryoLife common stock; and

•	David M. Fronk: stock options to purchase 15,000 shares of CryoLife common stock and 2,500 shares of restricted CryoLife common stock.

The options and restricted stock are governed by the terms of the plan under which they are issued and separate option and restricted stock agreements.

The option agreements provide in part that the options will have an exercise price equal to the mean of the high and low reported sales prices for the Company’s common stock on the New York Stock Exchange on February 23, 2007 and will become exercisable, subject to the employee remaining continuously employed by CryoLife, as follows: one-third of the shares will become exercisable on the first anniversary of February 23, 2007, and an additional one-third will become exercisable on each subsequent anniversary thereof until all shares (100%) of the option are exercisable (on the third anniversary, assuming continuous employment). The option has a term of seven years but the option may terminate earlier as stated in the option agreement.

The restricted stock will vest on February 14, 2010 if the grantee remains in the continuous employ of the Company. Any unvested portion of the grant will be forfeited upon the grantee’s ceasing to serve as an employee of the Company for any reason.

Messrs. Anderson, Lee, Seery, and Fronk and Dr. Heacox have no material relationships with the Company and its affiliates other than their positions as officers and Mr. Anderson’s positions as a director and Chairman of the Board.

Section 9 Financial Statements and Exhibits.
Item 9.01(c)  Exhibits.

(a) Financial Statements.
Not applicable.

(b) Pro Forma Financial Information.
Not applicable.

(c) Shell Company Transactions.
Not applicable.

(d) Exhibits.

Exhibit Number	Description

99.1*	Press release dated February 20, 2007

* This exhibit is furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: February 19, 2007	By: /s/ D. Ashley Lee
Name: D. Ashley Lee
Title: Executive Vice President, Chief
Operating Officer and Chief
Financial Officer